Exhibit 10.26AK

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-FIRST AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Forty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

1.

Customer and CSG mutually agree to delete and replace in its entirety paragraph (b) of subsection 10.5, “Additional Requirements with Respect to Charter Customer Information,” of Article 10, “Confidential Information; Data Integrity and Security” of the Agreement.  Therefore, upon execution of this Amendment, the foregoing paragraph (b) is deleted in its entirety and replaced with the following:

(b)

Customer and CSG agree CSG shall, on a monthly basis purge, permanently destroy and render unrecoverable (“Purge”) Charter Customer Information for disconnected subscribers who, as of the date that they are Purged, have been disconnected for [*********** (**) ******] or more (the “Disconnected Subscriber Data”).  Customer and CSG agree, after the date Disconnected Subscriber Data is to be Purged, CSG shall retain Disconnected Subscriber Data only as is reasonably necessary to complete the purposes for which the Charter Customer Information has been disclosed to CSG or as required by any applicable law, unless otherwise specified by a mutual written agreement of the Parties.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP - Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Aug 5, 2020	Date: Aug 5, 2020